Exhibit 99.2

Synovus					4 of 11
INCOME STATEMENT	Nine Months Ended
(In thousands, except per share data)	September 30,

	2006	2005	Change

Interest Income (Taxable Equivalent)	$1,475,205	1,081,766	36.4%
Interest Expense	628,594	368,141	70.7

Net Interest Income (Taxable Equivalent)	846,611	713,625	18.6
Tax Equivalent Adjustment	4,369	4,873	(10.3)

Net Interest Income	842,242	708,752	18.8
Provision for Loan Losses	56,473	61,745	(8.5)

Net Interest Income After Provision	785,769	647,007	21.4

Non-Interest Income:
Electronic Payment Processing Services	685,264	644,070	6.4
Merchant Services	195,318	170,009	14.9
Other Transaction Processing Services Revenue	136,401	137,868	(1.1)
Service Charges on Deposits	85,983	83,593	2.9
Fiduciary and Asset Management Fees	35,090	33,342	5.2
Brokerage and Investment Banking Revenue	20,009	17,871	12.0
Mortgage Banking Income	22,419	21,604	3.8
Bankcard Fees	32,921	27,406	20.1
Securities Gains (Losses)	(2,118)	598	nm
Other Fee Income	28,667	23,537	21.8
Other Non-Interest Income	28,309	28,905	(2.1)

Non-Interest Income before Reimbursable Items	1,268,263	1,188,803	6.7
Reimbursable Items	267,825	227,975	17.5

Total Non-Interest Income	1,536,088	1,416,778	8.4

Non-Interest Expense:
Personnel Expense	717,825	612,120	17.3
Occupancy & Equipment Expense	297,700	274,245	8.6
Other Non-Interest Expense	316,283	315,922	0.1

Non-Interest Expense before Reimbursable Items	1,331,808	1,202,287	10.8
Reimbursable Items	267,825	227,975	17.5

Total Non-Interest Expense	1,599,633	1,430,262	11.8

Minority Interest in Consolidated Subsidiaries	31,311	27,810	12.6
Income Before Taxes	690,913	605,713	14.1
Income Tax Expense	249,543	226,527	10.2

Net Income	$441,370	379,186	16.4

Basic Earnings Per Share	$1.38	1.22	13.2%
Diluted Earnings Per Share	1.37	1.20	13.5
Dividends Declared Per Share	0.59	0.55	6.8

Return on Assets	2.01%	1.95	6	bp
Return on Equity	18.04	18.35	(31)
Average Shares Outstanding - Basic	320,063	311,204	2.8%
Average Shares Outstanding - Diluted	322,860	314,648	2.6
bp - change is measured as difference in basis points
nm - not meaningful
Synovus						5 of 11
INCOME STATEMENT
(In thousands, except per share data)	2006			2005		3rd Quarter

	Third	Second	First	Fourth	Third	'06 vs. '05
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest Income (Taxable Equivalent)	$535,038	499,191	440,977	420,898	388,076	37.9%
Interest Expense	241,027	210,510	177,057	159,237	141,587	70.2

Net Interest Income (Taxable Equivalent)	294,011	288,681	263,920	261,661	246,489	19.3
Tax Equivalent Adjustment	1,409	1,478	1,484	1,566	1,664	(15.3)

Net Interest Income	292,602	287,203	262,436	260,095	244,825	19.5
Provision for Loan Losses	18,390	18,534	19,549	20,787	19,639	(6.4)

Net Interest Income After Provision	274,212	268,669	242,887	239,308	225,186	21.8

Non-Interest Income:
Electronic Payment Processing Services	230,273	234,519	220,472	223,844	223,123	3.2
Merchant Services	65,548	65,820	63,949	67,409	74,208	(11.7)
Other Transaction Processing Services Revenue	44,812	46,463	45,125	45,544	44,030	1.8
Service Charges on Deposits	29,860	29,409	26,712	28,572	28,598	4.4
Fiduciary and Asset Management Fees	11,868	11,509	11,713	11,544	11,167	6.3
Brokerage and Investment Banking Revenue	6,502	6,559	6,947	6,616	5,801	12.1
Mortgage Banking Income	8,440	8,105	5,873	7,078	8,276	2.0
Bankcard Fees	11,394	10,992	10,535	10,858	9,713	17.3
Securities Gains (Losses)	(982)	(1,062)	(73)	(135)	-	nm
Other Fee Income	9,679	10,038	8,950	9,377	8,217	17.8
Other Non-Interest Income	9,878	9,263	9,172	6,689	12,599	(21.6)

Non-Interest Income before Reimbursable Items	427,272	431,615	409,375	417,396	425,732	0.4
Reimbursable Items	99,187	86,138	82,500	84,306	79,644	24.5

Total Non-Interest Income	526,459	517,753	491,875	501,702	505,376	4.2

Non-Interest Expense:
Personnel Expense	256,220	233,847	227,758	224,251	213,695	19.9
Occupancy & Equipment Expense	100,504	99,495	97,700	93,965	98,772	1.8
Other Non-Interest Expense	97,514	112,934	105,836	110,608	113,300	(13.9)

Non-Interest Expense before Reimbursable Items	454,238	446,276	431,294	428,824	425,767	6.7
Reimbursable Items	99,187	86,138	82,500	84,306	79,644	24.5

Total Non-Interest Expense	553,425	532,414	513,794	513,130	505,411	9.5

Minority Interest in Consolidated Subsidiaries	10,406	11,165	9,740	9,571	9,306	11.8
Income Before Taxes	236,840	242,843	211,228	218,309	215,845	9.7
Income Tax Expense	82,774	90,046	76,722	81,049	81,853	1.1

Net Income	$154,066	152,797	134,506	137,260	133,992	15.0

Basic Earnings Per Share	$0.48	0.47	0.43	0.44	0.43	10.8
Diluted Earnings Per Share	0.47	0.47	0.43	0.44	0.43	10.9
Dividends Declared Per Share	0.20	0.20	0.20	0.18	0.18	6.8

Return on Assets	2.00%	2.07%	1.96%	2.00%	2.01%	(1) bp
Return on Equity	17.63	18.45	17.88	18.74	18.77	(114)
Average Shares Outstanding - Basic	323,657	322,783	313,639	312,298	311,842	3.8%
Average Shares Outstanding - Diluted	326,834	325,421	316,208	315,280	315,336	3.6

bp - change is measured as difference in basis points.
nm - not meaningful

Synovus			6 of 11
Financial Services Segment

INCOME STATEMENT	Nine Months Ended
(In thousands)	September 30,

	2006	2005	Change

Interest Income (Taxable Equivalent)	$1,475,178	1,081,783	36.4%
Interest Expense	633,917	370,538	71.1

Net Interest Income (Taxable Equivalent)	841,261	711,245	18.3
Tax Equivalent Adjustment	4,343	4,854	(10.5)

Net Interest Income	836,918	706,391	18.5
Provision for Loan Losses	56,473	61,745	(8.5)

Net Interest Income After Provision	780,445	644,646	21.1

Non-Interest Income:
Service Charges on Deposits	85,983	83,593	2.9
Fiduciary and Asset Management Fees	35,707	33,725	5.9
Brokerage and Investment Banking Revenue	20,009	17,871	12.0
Mortgage Banking Income	22,419	21,604	3.8
Bankcard Fees	32,921	27,406	20.1
Securities Gains (Losses)	(2,118)	598	nm
Other Fee Income	28,667	23,538	21.8
Other Non-Interest Income	38,247	34,100	12.2

Total Non-Interest Income	261,835	242,435	8.0

Non-Interest Expense:
Personnel Expense	335,243	274,552	22.1
Occupancy & Equipment Expense	73,899	65,972	12.0
Other Non-Interest Expense	151,961	136,218	11.6

Total Non-Interest Expense	561,103	476,742	17.7

Income Before Taxes	481,177	410,339	17.3
Income Tax Expense	171,050	148,341	15.3

Net Income	$310,127	261,998	18.4

Return on Assets	1.48%	1.41	7	bp
Return on Equity	17.27	17.33	(6)

bp - change is measured as difference in basis points.
nm - not meaningful

Synovus						7 of 11
Financial Services Segment
INCOME STATEMENT
(In thousands)	2006			2005		3rd Quarter

	Third	Second	First	Fourth	Third	'06 vs. '05
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$535,025	499,184	440,969	420,892	388,067	37.9%
Interest Expense	242,875	212,499	178,544	160,509	142,582	70.3

Net Interest Income (Taxable Equivalent)	292,150	286,685	262,425	260,383	245,485	19.0
Tax Equivalent Adjustment	1,395	1,471	1,476	1,558	1,655	(15.6)

Net Interest Income	290,755	285,214	260,949	258,825	243,830	19.2
Provision for Loan Losses	18,390	18,534	19,549	20,787	19,639	(6.4)

Net Interest Income After Provision	272,365	266,680	241,400	238,038	224,191	21.5

Non-Interest Income:
Service Charges on Deposits	29,862	29,409	26,712	28,572	28,598	4.4
Fiduciary and Asset Management Fees	12,077	11,720	11,910	11,728	11,357	6.3
Brokerage and Investment Banking Revenue	6,502	6,559	6,947	6,616	5,801	12.1
Mortgage Banking Income	8,440	8,105	5,873	7,078	8,276	2.0
Bankcard Fees	11,394	10,992	10,535	10,858	9,713	17.3
Securities Gains (Losses)	(982)	(1,062)	(74)	(135)	-	nm
Other Fee Income	9,679	10,038	8,950	9,377	8,216	17.8
Other Non-Interest Income	12,347	13,692	12,210	10,884	15,259	(19.1)

Total Non-Interest Income	89,319	89,453	83,063	84,978	87,220	2.4

Non-Interest Expense:
Personnel Expense	113,842	113,951	107,449	95,670	93,084	22.3
Occupancy & Equipment Expense	25,566	24,835	23,498	24,577	22,713	12.6
Other Non-Interest Expense	51,899	52,064	47,999	49,768	45,356	14.4

Total Non-Interest Expense	191,307	190,850	178,946	170,015	161,153	18.7

Income Before Taxes	170,377	165,283	145,517	153,001	150,258	13.4
Income Tax Expense	60,394	58,899	51,757	55,949	55,079	9.6

Net Income	$109,983	106,384	93,760	97,052	95,179	15.6

Return on Assets	1.49%	1.50%	1.43%	1.47%	1.49%	-	bp
Return on Equity	17.04	17.42	17.17	18.30	18.34	130

bp - change is measured as difference in basis points.
nm - not meaningful

Synovus			8 of 11

BALANCE SHEET	September 30, 2006	December 31, 2005	September 30, 2005

(In thousands, except share data)

ASSETS
Cash and due from banks	$790,602	880,886	879,838
Interest earning deposits with banks	17,444	2,980	2,510
Federal funds sold and securities purchased
under resale agreements	308,300	68,922	150,853
Trading account assets	15,031	27,322	26,069
Mortgage loans held for sale	158,690	143,144	169,659
Investment securities available for sale	3,269,889	2,958,320	2,821,018

Loans, net of unearned income	24,192,596	21,392,347	20,904,677
Allowance for loan losses	(319,973)	(289,612)	(283,557)
Loans, net	23,872,623	21,102,735	20,621,120

Premises and equipment, net	723,974	669,425	668,822
Contract acquisition costs and computer software, net	403,702	431,849	437,684
Goodwill, net	664,225	458,382	454,315
Other intangible assets, net	50,900	44,867	47,033
Other assets	1,052,015	831,840	796,169

Total assets	$31,327,395	27,620,672	27,075,090

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,659,629	3,700,750	3,573,766
Interest bearing retail and commercial deposits	17,103,778	14,798,845	14,188,695

Total retail and commercial deposits	20,763,407	18,499,595	17,762,461
Brokered time deposits	3,199,157	2,284,770	2,516,749

Total deposits	23,962,564	20,784,365	20,279,210

Federal funds purchased and other short-term
borrowings	1,582,037	1,158,669	880,605
Long-term debt	1,363,519	1,933,638	2,256,388
Other liabilities	655,943	597,698	594,365

Total liabilities	27,564,063	24,474,370	24,010,568

Minority interest in consolidated subsidiaries	217,847	196,973	189,616

Shareholders' equity:
Common stock, par value $1.00 a share (1)	330,474	318,301	317,945
Surplus	992,489	686,447	677,178
Treasury stock (2)	(113,944)	(113,944)	(113,944)
Unearned compensation	-	(3,126)	(2,593)
Accumulated other comprehensive income (loss)	(8,494)	(29,536)	(14,663)
Retained earnings	2,344,960	2,091,187	2,010,983

Total shareholders' equity (3)	3,545,485	2,949,329	2,874,906

Total liabilities and shareholders' equity	$31,327,395	27,620,672	27,075,090

(1)	Common shares outstanding: 324,812,048; 312,639,737; and 312,283,129 at September 30, 2006, December 31, 2005, and September 30, 2005, respectively
(2)	Treasury shares: 5,661,538 at September 30, 2006, December 31, 2005, and September 30, 2005.
(3)	Book value per share: $10.91; $9.43; and $9.21 at September 30, 2006, December 31, 2005, and September 30, 2005, respectively.

Synovus					9 of 11
AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)
	2006			2005

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Earning Assets
Taxable Investment Securities	$3,025,507	3,008,122	2,823,306	2,713,238	2,611,048
Yield	4.39%	4.21	4.08	3.87	3.75
Tax-Exempt Investment Securities	$197,024	202,676	201,432	208,265	215,096
Yield	6.70%	6.73	6.86	6.90	7.08
Trading Account Assets	$53,181	47,398	37,659	26,006	19,143
Yield	5.30%	5.72	7.42	6.97	3.84
Commercial Loans	$20,430,469	19,746,392	18,377,498	17,881,828	17,342,794
Yield	8.22%	7.98	7.58	7.25	6.83
Consumer Loans	$906,634	875,171	835,520	845,251	840,746
Yield	8.17%	8.09	7.89	7.87	7.83
Mortgage Loans	$1,091,425	1,071,477	1,039,741	1,036,041	1,015,396
Yield	6.93%	6.82	6.67	6.44	6.31
Credit Card Loans	$265,120	260,010	260,251	257,691	253,985
Yield	10.86%	10.81	10.81	10.19	10.07
Home Equity Loans	$1,252,802	1,231,592	1,188,153	1,167,361	1,149,255
Yield	7.97%	7.69	7.30	6.85	6.32
Allowance for Loan Losses	$(318,195)	(307,674)	(294,817)	(286,846)	(281,505)
Loans, Net	$23,628,256	22,876,968	21,406,345	20,901,326	20,320,671
Yield	8.29%	8.06	7.67	7.35	6.95
Mortgage Loans Held for Sale	$130,196	132,605	117,085	121,665	137,116
Yield	6.51%	7.08	6.61	6.48	6.54
Federal Funds Sold and Time Deposits
with Banks	$155,201	139,924	118,772	119,606	135,735
Yield	5.32%	5.07	4.42	4.26	3.55

Total Interest Earning Assets	$27,189,364	26,407,692	24,704,601	24,090,106	23,438,809
Yield	7.81%	7.58	7.23	6.94	6.58

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$2,946,646	3,040,292	3,004,244	2,989,754	2,939,524
Rate	2.03%	1.81	1.63	1.39	1.25
Money Market Accounts	$6,587,365	6,196,865	5,800,154	5,619,551	5,421,961
Rate	4.38%	4.00	3.55	3.13	2.75
Savings Deposits	$547,779	573,776	535,475	534,533	561,550
Rate	0.72%	0.69	0.47	0.40	0.38
Time Deposits Under $100,000	$2,917,518	2,738,528	2,501,504	2,408,591	2,318,085
Rate	4.38%	3.92	3.55	3.28	2.99
Time Deposits Over $100,000 (less brokered
time deposits)	$3,756,853	3,362,304	3,067,094	2,864,382	2,700,297
Rate	4.92%	4.44	4.01	3.67	3.35

Total Interest Bearing Core Deposits	16,756,161	15,911,765	14,908,471	14,416,811	13,941,417
Rate	3.97%	3.54	3.15	2.80	2.50
Brokered Time Deposits	$3,165,905	2,740,674	2,364,383	2,443,105	2,611,091
Rate	4.85%	4.57	4.24	3.89	3.52

Total Interest Bearing Deposits	$19,922,066	18,652,438	17,272,854	16,859,916	16,552,508
Rate	4.11%	3.69	3.30	2.96	2.66
Federal Funds Purchased and Other
Short-Term Borrowings	$1,553,699	1,772,113	1,530,099	939,008	687,055
Rate	4.80%	4.76	4.28	3.72	3.03
Long-Term Debt	$1,364,227	1,586,586	1,774,804	2,184,538	2,302,328
Rate	4.57%	4.42	4.62	4.44	4.34

Total Interest Bearing Liabilities	$22,839,991	22,011,138	20,577,757	19,983,462	19,541,891
Rate	4.18%	3.83	3.48	3.16	2.87

Non-Interest Bearing Demand Deposits	$3,528,942	3,511,554	3,443,867	3,509,219	3,423,622

Net Interest Margin	4.30%	4.39	4.32	4.32	4.18

Synovus				10 of 11
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Dollars in thousands)

		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans
Commercial Real Estate
Multi-Family	$513,644	2.1%	$281	0.3
Hotels	636,530	2.6	433	0.4
Office Buildings	867,770	3.6	3,473	3.7
Shopping Centers	714,958	3.0	1,136	1.2
Commercial Development	975,089	4.0	1,411	1.5
Other Investment Property	403,587	1.7	73	0.1

Total Investment Properties	4,111,578	17.0	6,807	7.2

1-4 Family Construction	2,224,684	9.2	2,916	3.1
1-4 Family Perm / Mini-Perm	1,198,388	5.0	6,319	6.7
Residential Development	1,969,320	8.1	1,351	1.4

Total 1-4 Family Properties	5,392,392	22.3	10,586	11.2

Land Acquisition	1,245,727	5.1	6,834	7.2

Total Investment-Related Real Estate	10,749,697	44.4	24,227	25.6

Owner-Occupied	3,031,530	12.6	10,325	10.9
Other Property	1,244,432	5.1	7,171	7.5

Total Commercial Real Estate	15,025,659	62.1	41,723	44.0
Commercial & Industrial	5,661,746	23.4	43,543	45.9
Consumer	3,557,591	14.7	9,500	10.1
Unearned Income	(52,400)	(0.2)	-	-

Total	$24,192,596	100.0%	$94,766	100.0

LOANS OUTSTANDING BY TYPE COMPARISON
(Dollars in thousands)
	Total Loans		3Q06 vs. 4Q05 % change (1) (2)		3Q06 vs. 3Q05 % change (2)
Loan Type	September 30, 2006	December 31, 2005		September 30, 2005

Commercial Real Estate
Multi-Family	$513,644	527,710	(3.6)%	$527,826	(2.7)%
Hotels	636,530	680,301	(8.6)	779,736	(18.4)
Office Buildings	867,770	747,493	21.5	797,886	8.8
Shopping Centers	714,958	656,949	11.8	641,620	11.4
Commercial Development	975,089	867,217	16.6	821,660	18.7
Other Investment Property	403,587	372,911	11.0	328,120	23.0

Total Investment Properties	4,111,578	3,852,581	9.0	3,896,848	5.5

1-4 Family Construction	2,224,684	1,552,338	57.9	1,414,675	57.3
1-4 Family Perm / Mini-Perm	1,198,388	1,095,155	12.6	1,075,143	11.5
Residential Development	1,969,320	1,496,436	42.2	1,345,662	46.3
Total 1-4 Family Properties	5,392,392	4,143,929	40.3	3,835,480	40.6
Land Acquisition	1,245,727	1,049,041	25.1	978,813	27.3
Total Investment-Related Real Estate	10,749,697	9,045,551	25.2	8,711,141	23.4
Owner-Occupied	3,031,530	2,699,431	16.4	2,443,318	24.1
Other Property	1,244,432	1,115,094	15.5	1,302,379	(4.4)
Total Commercial Real Estate	15,025,659	12,860,076	22.5	12,456,838	20.6
Commercial & Industrial	5,661,746	5,231,150	11.0	5,185,634	9.2
Consumer	3,557,591	3,349,208	8.3	3,306,529	7.6
Unearned Income	(52,400)	(48,087)	12.0	(44,324)	18.2

Total	$24,192,596	21,392,347	17.5%	$20,904,677	15.7%

(1)	Percentage change is annualized.
(2)

The percentage change comparison to prior periods is impacted by the acquisition of Riverside Bancshares, Inc. (Riverside) and Banking Corporation of Florida (First Florida), which were completed on March 24, 2006, respectively. Riverside and First Florida contributed $482 and $346 million, respectively, in total loans. Excluding the impact of Riverside and First Florida, the year-to-date annualized growth is 12.3% and the year-over-year growth is 11.8%.

Synovus						11 of 11

CREDIT QUALITY DATA
(Dollars in thousands)	2006			2005		3rd Quarter

	Third	Second	First	Fourth	Third	'06 vs. '05
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$94,766	88,805	80,061	82,175	85,571	10.7%
Other Real Estate	31,549	25,634	20,357	16,500	16,951	86.1
Nonperforming Assets	126,315	114,439	100,418	98,675	102,522	23.2
Allowance for Loan Losses	319,973	313,694	300,866	289,612	283,557	12.8

Net Charge-Offs - Quarter	12,111	9,528	14,388	14,732	13,608	(11.0)
Net Charge-Offs - YTD	36,027	23,916	14,388	58,665	43,933	(18.0)
Net Charge-Offs / Average Loans - Quarter	0.20	0.17	0.27	0.28	0.26
Net Charge-Offs / Average Loans - YTD	0.21	0.21	0.27	0.29	0.29

Nonperforming Loans / Loans & ORE	0.39	0.38	0.36	0.38	0.41
Nonperforming Assets / Loans & ORE	0.52	0.48	0.45	0.46	0.49
Allowance / Loans	1.32	1.33	1.34	1.35	1.36

Allowance / Nonperforming Loans	337.65	353.24	375.79	352.43	331.37
Allowance / Nonperforming Assets	253.31	274.11	299.61	293.50	276.58

Past Due Loans over 90 days	18,002	19,340	17,376	16,023	16,013
As a Percentage of Loans Outstanding	0.07	0.08	0.08	0.07	0.08

Total Past Dues	140,526	111,464	114,744	93,807	103,005
As a Percentage of Loans Outstanding	0.58	0.47	0.51	0.44	0.49

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
	September 30, 2006	December 31, 2005	September 30, 2005

Tier 1 Capital	$3,065,990	2,660,704	2,598,706
Total Risk-Based Capital	4,135,963	3,700,315	3,632,263
Tier 1 Capital Ratio	10.34%	10.23	10.18
Total Risk-Based Capital Ratio	13.95	14.23	14.23
Leverage Ratio	10.27	9.99	9.99

(1) September 30, 2006 information is preliminary.